                                                                      Exhibit 24

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 25, 1996                       /s/ J.G. Breen
                                              ---------------------------------
                                              J. G. BREEN
                                              Chairman and Chief Executive
                                              Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 25, 1996                      /s/ T.A. Commes
                                             -------------------------------
                                             T. A. Commes
                                             President and Chief Operating
                                             Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ L.J. Pitorak
                                             --------------------------
                                             L. J. Pitorak
                                             Senior Vice President - Finance,
                                             Treasurer and Chief Financial
                                             Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ J.L. Ault
                                             -------------------------------
                                             J. L. Ault
                                             Vice President - Corporate
                                             Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                           ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ James M. Biggar
                                             -------------------------------
                                             J. M. Biggar
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ Leigh Carter
                                             -------------------------------
                                             L. Carter
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date: January 24,1996                        /S/ D. E. Collins
                                             -------------------------------
                                             D. E. Collins
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ D.E. Evans
                                             -------------------------------
                                             D. E. Evans
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                           ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ R.W. Mahoney
                                             -------------------------------
                                             R. W. Mahoney
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ W.G. Mitchell
                                             -------------------------------
                                             W. G. Mitchell
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ A.M. Mixon, III
                                             -------------------------------
                                             A. M. Mixon, III
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ H.O. Petrauskas
                                             -------------------------------
                                             H. O. Petrauskas
                                             Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement for its Common Stock, par value $1.00 per share, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

  Executed the date set opposite my name.



Date:  January 24, 1996                      /s/ R.K. Smucker
                                             -------------------------------
                                             R. K. Smucker
                                             Director

                                  CERTIFICATE
                                  -----------


  I, the undersigned, Secretary of The Sherwin-Williams Company (the "Corporation"), hereby certify that attached hereto is a true and complete copy of a resolution of the Directors of the Corporation, duly adopted at a meeting held on January 24, 1996, and that such resolution is in full force and effect and has not been amended, modified, revoked or rescinded as of the date hereof.

  IN WITNESS WHEREOF, I have executed this certificate as of this 6th day of February, 1996.



                                             /s/ L.E. Stellato
                                             -------------------------------
                                             L.E. Stellato, Secretary

FURTHER RESOLVED, that the appropriate officers of the Company are each hereby authorized (i) to execute and deliver a power of attorney appointing J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato or any of them to act as attorneys-in-fact for the Company and for such officers for the purpose of executing and filing with the SEC, on behalf of the Company, such registration statement or statements and any and all amendments thereto (including, without limitation, post-effective amendments) with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the SEC and any national securities exchange; and (ii) to cause such registration statement, amendment, supplement or document to be executed by any proper officer, on behalf of the Company, pursuant to such power of attorney;